UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2024

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 449-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share	ALTG PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 20, 2024, Alta Equipment Group Inc. (“Alta” or the “Company”) issued a press release announcing the proposed offering (the “Offering”), subject to market and other conditions, of $500 million aggregate principal amount of senior secured second lien notes due 2029. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On May 21, 2024, the Company issued a press release announcing the pricing of the Offering. The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 8.01 Other Events.

Senior Notes Offering

On May 20, 2024, the Company announced the Offering of $500 million aggregate principal amount of senior secured second lien notes due 2029. On May 21, 2024, the Company announced the pricing of the Offering of $500 million aggregate principal amount of 9.000% Senior Secured Second Lien Notes due 2029 (the “Notes”) at an issue price of 97.094% of face amount. The Notes will be guaranteed by all of the Company’s domestic subsidiaries and will be secured by a second lien on substantially all of the assets of the Company and such subsidiaries.

The Notes and the related guarantees will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Offering and sale of the Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold absent registration or an applicable exemption from the registration requirements under the Securities Act and any applicable securities laws of any state or other jurisdiction.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Amendment and Extension of Credit Facilities

The Company expects to amend and extend its existing $485 million senior secured asset-based revolving credit facility due 2026 and $70 million floor plan facility due 2026 with a $520 million senior secured asset-based revolving credit facility due 2029 (the “New ABL Facility”) and a $90 million floor plan facility due 2029 (together with the New ABL Facility, the “First Lien Facilities”). The First Lien Facilities will be secured by a first-priority lien on the same assets securing the Notes.

Redemption of 5.625% Senior Secured Second Lien Notes due 2026

On May 20, 2024, the Company elected to exercise its optional redemption right to redeem all of its outstanding 5.625% Senior Secured Second Lien Notes due 2026 (the “Existing Notes”) in the original aggregate principal amount of $315 million and instructed Wilmington Trust, National Association, as trustee under the indenture governing the Existing Notes (the “Existing Notes Indenture”), to issue a notice of conditional full redemption to registered holders of the Existing Notes. The date fixed for the redemption of the Existing Notes is June 5, 2024 (the “Redemption Date”).

The Existing Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Existing Notes plus the Applicable Premium (as defined in the Existing Notes Indenture) and accrued and unpaid interest as of the Redemption Date.

The Company’s obligation to redeem the Existing Notes and pay the redemption price on the Redemption Date is conditioned on the completion by the Company on or prior to the Redemption Date of one or more financings, including the Offering, that provide net proceeds sufficient to pay the redemption price in full and all related fees and expenses.

The foregoing does not constitute a notice of redemption with respect to the Existing Notes.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include any statements regarding the intended use of proceeds from the notes, statements regarding refinancing our current credit obligations and statements regarding the closing of the note offering. These forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the risks and uncertainties from time to time in the section entitled “Risk Factors” in our annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (the “SEC”). The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 20, 2024.
99.2	Press Release, dated May 21, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

Dated: May 22, 2024	By:	/s/ Ryan Greenawalt
Ryan Greenawalt
Chief Executive Officer